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                                            EXHIBIT 23.3






                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      -----------------------------------------

         As independent accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 26, 1997 on the financial statements of Rincon Center Associates included as an exhibit to Pacific Gateway Properties, Inc.'s Form 10-K for the year ended December 31, 1996.

                             ARTHUR ANDERSEN LLP


Boston, Massachusetts
August  27, 1997